UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06071

Deutsche DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2021
Annual Report
to Shareholders
DWS S&P 500 Index Fund

Contents
DWS S&P 500 Index Fund
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
12	Portfolio Summary
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
31	Information About Your Fund’s Expenses
32	Tax Information
Deutsche DWS Equity 500Index Portfolio
34	Investment Portfolio
53	Statement of Assets and Liabilities
54	Statement of Operations
55	Statements of Changes in Net Assets
56	Financial Highlights
57	Notes to Financial Statements
64	Report of Independent Registered Public Accounting Firm
66	Advisory Agreement Board Considerations and Fee Evaluation
71	Board Members and Officers
77	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS S&P 500 Index Fund

Stocks may decline in value. Various factors, including costs, cash flows and security selection, may cause the Fund’s performance to differ from that of the index. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI” ), and has been licensed for use by DWS Investment Management Americas, Inc. (“DIMA” ). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P” ); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones” ); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by DIMA. The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
DWS S&P 500 Index Fund	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline in 2022, as economic activity returns to a more typical level.
Our CIO office believes the U.S. Federal Reserve will likely stop asset purchases by the end of the first quarter of 2022. We believe this step is an attempt to manage inflation expectations and it will likely be followed by a series of rate hikes beginning in 2022.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS S&P 500 Index Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.
Investment Strategy and Process
The Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500® Composite Stock Price Index (S&P 500® Index).
Fund Performance
DWS S&P 500 Index Fund gained 28.02% in 2021. Since the Fund’s investment strategy is to replicate the performance of the Standard & Poor’s 500® (S&P 500) Index, its return is normally close to that of the index. The difference in performance is typically driven by transaction costs and Fund expenses.
The Fund periodically invested in equity index futures to keep the portfolio’s exposures in line with those of the index. This strategy had a neutral impact on results.
Market Overview
U.S. equities performed well in 2021 thanks in part to the rollout of COVID-19 vaccines and the gradual re-opening of the economy that followed. Economic growth and corporate earnings came in well above expectations in the first half of the year as a result, propelling stocks higher. U.S. Federal Reserve policy was also supportive for most of the period, with near-zero interest rates and the continuation of the stimulative quantitative easing program. A series of fiscal stimulus packages enacted by the U.S. government provided additional momentum for both economic growth and investor sentiment. In combination, these
DWS S&P 500 Index Fund	|	5

developments helped investors look beyond risk factors such as rising inflation, worries about China’s economy, and the emergence of new variants of COVID-19.
While the index finished the year just short of the all-time closing high it had established on December 29, it registered 70 record highs in 2021 — the largest number since 1995.
Notably, 2021 was the seventeenth year of the past 19 in which the S&P 500 Index posted a gain, as well as the twelfth of the last 13. It also represented the third year in a row, and fifth of the last six, in which the index produced a double-digit return. As of December 31, 2021, its 10-year average annualized total return stood at a robust 16.55%. Naturally, past performance is no guarantee of future results.
A Narrow Group of Stocks Led the Way
The dominance of a few mega-cap growth companies was one of the key investment themes of 2021. In combination, just seven stocks — Apple, Inc., Microsoft Corp., Alphabet, Inc. (formerly Google), Meta Platforms, Inc. (formerly Facebook), Tesla, Inc., and NVIDIA Corp. — accounted for more than one-third of the return for the S&P 500 Index. These companies have a combined index weighting of more than 20%, so their sizable gains were an important engine of performance. This group of stocks benefited from investors’ continued preference for companies seen as having the most reliable growth characteristics.
Other Economically Sensitive Market Segments Outperformed
Stocks with above-average sensitivity to the reopening of the economy generally produced the best results in 2021. The energy sector, which gained nearly 50% as the revival in economic growth boosted demand for crude oil, was a prime beneficiary of this trend. Although the largest companies in the sector — Exxon Mobil Corp. and Chevron Corp. — logged remarkable gains, many of the best performers were small- to mid-sized exploration companies with above-average sensitivity to oil and natural gas prices. The rally in energy, while impressive, had only a limited effect on on overall index returns due to the sector’s low weighting of less than 3%. The strong showing for energy stands in sharp contrast to 2020, when the sector suffered a loss in excess of 30%.
Real estate was the second-best performing sector in 2021. The rally reflected healthy property market fundamentals and investors’ ongoing
6	|	DWS S&P 500 Index Fund

demand for the above-average income provided by real estate investment trusts. What’s more, companies in the sector have demonstrated robust historical performance in times of inflation due to their ability to pass along higher costs to their tenants.
Information technology also outpaced the broader market. While Apple and Microsoft were the most important driver of returns, the sector gained an added boost from the sizable outperformance for the semiconductor industry. The improvement in global demand led to a shortage of chips, providing companies in the industry with an unprecedented degree of pricing power. A number of larger, mature tech stocks — including Cisco Systems, Inc. and Oracle Corp. — played a role in the sector’s outsized return, as well.
“The dominance of a few mega-cap growth companies was one of the key investment themes of 2021.”
Financials were another key beneficiary of the reopening. The sector was helped by a wide range of factors, including improving growth, rising real estate prices, and favorable interest-rate trends. The gains were broad-based across the category, with banks, insurers, asset managers, and credit-card companies all contributing to the positive performance.
The health care, materials, and communication services sectors all generated robust, 20%-plus gains, but they finished somewhat behind the index. Health care was helped by strength in pharmaceutical and insurance stocks, but biotechnology and device companies lagged due to their relative weakness in the fourth quarter. Materials stocks, for their part, were aided by the general strength in commodity prices. Alphabet and Meta Platforms drove the majority of the return in communication services. A number of stocks leveraged to the reopening trade — including those dependent on advertising spending — also performed well, but the gains were partially offset by the underperformance of legacy media and telecommunications companies.
Industrials, while posting a 20%-plus return, did not keep with the market. Heavy-equipment producers benefited from the strength in the economy, while rail and trucking operators were helped by both accelerating growth and the pricing power afforded by supply-chain disruptions. However, the
DWS S&P 500 Index Fund	|	7

underperformance of Boeing, Inc. and several airline stocks prevented industrials from performing as well as other cyclical market segments.
Defensive Stocks Lagged
Generally speaking, defensive investments underperformed as investors clambered for opportunities in higher-risk stocks and those with the highest degree of economic sensitivity. These trends worked to the disadvantage of the consumer staples and utilities sectors. Although these were the weakest performing areas for the year, they still generated returns north of 17% — a testament to the highly positive nature of market conditions in 2021.
Subadvisor
Northern Trust Investments, Inc. (“NTI” ), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the Fund.
8	|	DWS S&P 500 Index Fund

Portfolio Manager
Brent Reeder. Senior Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the Fund. Began managing the Fund in 2007.
—	Joined Northern Trust Investments, Inc. in 1993 and is responsible for the management of quantitative equity portfolios.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.
Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.
DWS S&P 500 Index Fund	|	9

Performance Summary	December 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/21
Unadjusted for Sales Charge	28.02%	17.91%	15.89%
Adjusted for the Maximum Sales Charge (max 4.50% load)	22.26%	16.83%	15.36%
S&P 500® Index†	28.71%	18.47%	16.55%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/21
Unadjusted for Sales Charge	27.11%	17.06%	15.08%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	27.11%	17.06%	15.08%
S&P 500® Index†	28.71%	18.47%	16.55%
Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 12/31/21
No Sales Charges	28.41%	17.85%
S&P 500® Index†	28.71%	17.98%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/21
No Sales Charges	28.33%	18.20%	16.21%
S&P 500® Index†	28.71%	18.47%	16.55%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.55%, 1.27%, 0.23% and 0.31% for Class A, Class C, Class R6 and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
10	|	DWS S&P 500 Index Fund

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on March 31, 2017.
†	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
	Class A	Class C	Class R6	Class S
Net Asset Value
12/31/21	$44.75	$44.64	$44.86	$44.86
12/31/20	$36.94	$36.85	$37.03	$37.03
Distribution Information as of 12/31/21
Income Dividends, Twelve Months	$ .37	$ .07	$ .51	$ .48
Capital Gain Distributions	$ 2.08	$ 2.08	$ 2.08	$ 2.08
DWS S&P 500 Index Fund	|	11

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	99%	98%
Cash Equivalents	1%	2%
Government & Agency Obligations	0%	0%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/21	12/31/20
Information Technology	29%	28%
Health Care	13%	13%
Consumer Discretionary	12%	13%
Financials	11%	10%
Communication Services	10%	11%
Industrials	8%	8%
Consumer Staples	6%	7%
Real Estate	3%	2%
Energy	3%	2%
Materials	3%	3%
Utilities	2%	3%
	100%	100%

12	|	DWS S&P 500 Index Fund

Ten Largest Equity Holdings at December 31, 2021 (30.1% of Net Assets)
1 Apple, Inc.	6.8%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
2 Microsoft Corp.	6.2%
Develops, manufactures, licenses, sells and supports software products
3 Alphabet, Inc.	4.1%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
4 Amazon.com, Inc.	3.6%
Online retailer offering a wide range of products
5 Tesla, Inc.	2.1%
Designs,manufactures and sells high-perfomance electric vehicles and electric vehicle powertrain components
6 Meta Platforms, Inc.	1.9%
Operator of social networking Web site
7 NVIDIA Corp.	1.8%
Designs, develops and markets three dimensional (3D) graphic processors
8 Berkshire Hathaway, Inc.	1.3%
Holding company of insurance business and a variety of other businesses
9 UnitedHealth Group, Inc.	1.2%
Operator of organized health systems
10 JPMorgan Chase & Co.	1.1%
Provider of global financial services
Portfolio holdings and characteristics are subject to change.
DWS S&P 500 Index Fund (the “Fund” ) is a feeder fund that invests substantially all of its assets in a “master portfolio,”  the Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ), and owns a pro rata interest in the Portfolio’s net assets. The Asset Allocation, Sector Diversification and Ten Largest Equity Holdings at December 31, 2021 are based on the holdings of Deutsche DWS Equity 500 Index Portfolio.
For more complete details about the Portfolio’s investment portfolio, see page 34. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 77 for contact information.
DWS S&P 500 Index Fund	|	13

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in Deutsche DWS Equity 500 Index Portfolio, at value	$ 1,344,622,935
Receivable for Fund shares sold	481,079
Other assets	26,307
Total assets	1,345,130,321
Liabilities
Payable for Fund shares redeemed	366,258
Accrued Trustees' fees	654
Other accrued expenses and payables	572,524
Total liabilities	939,436
Net assets, at value	$ 1,344,190,885
Net Assets Consist of
Distributable earnings (loss)	945,365,705
Paid-in capital	398,825,180
Net assets, at value	$ 1,344,190,885
Net Asset Value
Class A
Net Asset Value and redemption price per share ($241,561,068 ÷ 5,398,200 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 44.75
Maximum offering price per share (100 ÷ 95.50 of $44.75)	$ 46.86
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share per share ($93,087,271 ÷ 2,085,203 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 44.64
Class R6
Net Asset Value, offering and redemption price per share ($4,576,907 ÷ 102,017 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 44.86
Class S
Net Asset Value, offering and redemption price per share ($1,004,965,639 ÷ 22,403,121 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 44.86
The accompanying notes are an integral part of the financial statements.
14	|	DWS S&P 500 Index Fund

Statement of Operations
for the year ended December 31, 2021

Investment Income
Income and expenses allocated from Deutsche DWS Equity 500 Index Portfolio:
Dividends (net of foreign taxes withheld of $82,299)	$ 17,359,355
Interest	624
Income distributions — DWS Central Cash Management Government Fund	3,358
Securities lending income, net of borrower rebates	16,290
Expenses	(1,175,446)
Net investment income allocated from Deutsche DWS Equity 500 Index Portfolio	16,204,181
Expenses:
Administration fee	1,196,591
Services to shareholders	1,051,558
Distribution and service fees	1,411,135
Professional fees	56,154
Reports to shareholders	47,310
Registration fees	75,370
Trustees' fees and expenses	2,218
Other	12,024
Total expenses before expense reductions	3,852,360
Expense reductions	(31,989)
Total expenses after expense reductions	3,820,371
Net investment income	12,383,810
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Deutsche DWS Equity 500 Index Portfolio:
Investments	88,162,256
Futures	4,583,718
92,745,974
Change in net unrealized appreciation (depreciation) allocated from Deutsche DWS Equity 500 Index Portfolio:
Investments	199,723,584
Futures	119,343
199,842,927
Net gain (loss)	292,588,901
Net increase (decrease) in net assets resulting from operations	$ 304,972,711
The accompanying notes are an integral part of the financial statements.
DWS S&P 500 Index Fund	|	15

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 12,383,810	$ 14,484,564
Net realized gain (loss)	92,745,974	96,596,268
Change in net unrealized appreciation (depreciation)	199,842,927	57,677,711
Net increase (decrease) in net assets resulting from operations	304,972,711	168,758,543
Distributions to shareholders:
Class A	(12,789,356)	(12,925,973)
Class C	(4,330,149)	(5,008,802)
Class R6	(249,984)	(153,317)
Class S	(55,454,557)	(55,780,648)
Total distributions	(72,824,046)	(73,868,740)
Fund share transactions:
Proceeds from shares sold	80,518,442	92,604,173
Reinvestment of distributions	68,142,269	69,151,613
Payments for shares redeemed	(149,669,877)	(204,307,889)
Net increase (decrease) in net assets from Fund share transactions	(1,009,166)	(42,552,103)
Increase (decrease) in net assets	231,139,499	52,337,700
Net assets at beginning of period	1,113,051,386	1,060,713,686
Net assets at end of period	$1,344,190,885	$1,113,051,386

The accompanying notes are an integral part of the financial statements.
16	|	DWS S&P 500 Index Fund

Financial Highlights
DWS S&P 500 Index Fund — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$36.94	$33.64	$27.04	$30.50	$26.69
Income (loss) from investment operations:
Net investment income[a]	.36	.44	.46	.45	.42
Net realized and unrealized gain (loss)	9.90	5.34	7.77	(1.79) [b]	5.16
Total from investment operations	10.26	5.78	8.23	(1.34)	5.58
Less distributions from:
Net investment income	(.37)	(.43)	(.42)	(.40)	(.43)
Net realized gains	(2.08)	(2.05)	(1.21)	(1.72)	(1.34)
Total distributions	(2.45)	(2.48)	(1.63)	(2.12)	(1.77)
Net asset value, end of period	$44.75	$36.94	$33.64	$27.04	$30.50
Total Return (%)[c]	28.02 [d]	17.80 [d]	30.74 [d]	(4.55) [b]	21.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	242	197	191	166	199
Ratio of expenses before expense reductions including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.54	.55	.58	.57	.59
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.54	.54	.56	.57	.59
Ratio of net investment income (%)	.87	1.32	1.47	1.44	1.45
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	2	4	3	3	6
[a]	Based on average shares outstanding during the period.
[b]	Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS S&P 500 Index Fund	|	17

DWS S&P 500 Index Fund — Class C
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$36.85	$33.57	$26.98	$30.43	$26.64
Income (loss) from investment operations:
Net investment income[a]	.06	.19	.23	.22	.21
Net realized and unrealized gain (loss)	9.88	5.33	7.76	(1.77) [b]	5.14
Total from investment operations	9.94	5.52	7.99	(1.55)	5.35
Less distributions from:
Net investment income	(.07)	(.19)	(.19)	(.18)	(.22)
Net realized gains	(2.08)	(2.05)	(1.21)	(1.72)	(1.34)
Total distributions	(2.15)	(2.24)	(1.40)	(1.90)	(1.56)
Net asset value, end of period	$44.64	$36.85	$33.57	$26.98	$30.43
Total Return (%)[c]	27.11	16.91	29.81	(5.22) [b]	20.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	84	85	70	92
Ratio of expenses including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	1.25	1.27	1.30	1.28	1.30
Ratio of net investment income (%)	.15	.59	.73	.72	.74
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	2	4	3	3	6
[a]	Based on average shares outstanding during the period.
[b]	Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.
[c]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.
18	|	DWS S&P 500 Index Fund

DWS S&P 500 Index Fund — Class R6
	Years Ended December 31,				Period Ended
	2021	2020	2019	2018	12/31/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$37.03	$33.72	$27.10	$30.55	$28.24
Income (loss) from investment operations:
Net investment income[b]	.50	.54	.55	.58	.38
Net realized and unrealized gain (loss)	9.92	5.34	7.81	(1.81) [c]	3.68
Total from investment operations	10.42	5.88	8.36	(1.23)	4.06
Less distributions from:
Net investment income	(.51)	(.52)	(.53)	(.50)	(.41)
Net realized gains	(2.08)	(2.05)	(1.21)	(1.72)	(1.34)
Total distributions	(2.59)	(2.57)	(1.74)	(2.22)	(1.75)
Net asset value, end of period	$44.86	$37.03	$33.72	$27.10	$30.55
Total Return (%)	28.41	18.14	31.18	(4.22) [c]	14.53 d*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2	1	11.05
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.22	.23	.25	.24	.40 **
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.22	.23	.25	.24	.35 **
Ratio of net investment income (%)	1.18	1.61	1.79	1.83	1.67 **
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	2	4	3	3	6 [e]
[a]	For the period from March 31, 2017 (commencement of operations) to December 31, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Deutsche DWS Equity 500 Index Portfolio’s turnover rate for the year ended December 31, 2017.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS S&P 500 Index Fund	|	19

DWS S&P 500 Index Fund — Class S
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$37.03	$33.72	$27.09	$30.56	$26.75
Income (loss) from investment operations:
Net investment income[a]	.47	.52	.54	.53	.49
Net realized and unrealized gain (loss)	9.92	5.35	7.81	(1.80) [b]	5.17
Total from investment operations	10.39	5.87	8.35	(1.27)	5.66
Less distributions from:
Net investment income	(.48)	(.51)	(.51)	(.48)	(.51)
Net realized gains	(2.08)	(2.05)	(1.21)	(1.72)	(1.34)
Total distributions	(2.56)	(2.56)	(1.72)	(2.20)	(1.85)
Net asset value, end of period	$44.86	$37.03	$33.72	$27.09	$30.56
Total Return (%)	28.33 [c]	18.08 [c]	31.13 [c]	(4.33) [b]	21.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,005	830	783	632	722
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.29	.31	.33	.32	.34
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.29	.29	.31	.32	.34
Ratio of net investment income (%)	1.12	1.57	1.72	1.69	1.70
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	2	4	3	3	6
[a]	Based on average shares outstanding during the period.
[b]	Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
20	|	DWS S&P 500 Index Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS S&P 500 Index Fund (the “Fund” ) is a diversified series of Deutsche DWS Institutional Funds (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ), a diversified open-end management investment company registered under the 1940 Act and organized as a New York trust advised by DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ). A master/ feeder fund structure is one in which a fund (a “feeder fund” ), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund” ) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. At December 31, 2021, the Fund owned approximately 67% of the Portfolio.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in
DWS S&P 500 Index Fund	|	21

payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report.
Disclosure about the classification of fair value measurements is included in a table following the Portfolio’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a gain (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ
22	|	DWS S&P 500 Index Fund

significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 3,314,071
Undistributed long-term capital gains	$ 4,140,664
In addition, the tax character of distributions paid to shareholders by the Funds are summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 14,490,223	$ 14,048,108
Distributions from long-term capital gains	$ 58,333,823	$ 5,517,062
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.
B.	Related Parties
Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.
Under the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor
DWS S&P 500 Index Fund	|	23

an annual fee (exclusive of any applicable waivers/ reimbursements) of 0.15% of the Fund’s average daily net assets, accrued daily and payable monthly.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse fund expenses, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.54%
Class C	1.29%
Class R6	.29%
Class S	.29%
For the period from May 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse fund expenses, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.56%
Class C	1.31%
Class R6	.31%
Class S	.31%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.54%
Class C	1.29%
Class R6	.29%
Class S	.29%
24	|	DWS S&P 500 Index Fund

For the year ended December 31, 2021, fees waived and/or expenses reimbursed for certain classes are as follows:
DWS S&P 500 Index Fund:
Class A	$ 5,788
Class S	26,201
$ 31,989
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $1,196,591, of which $108,764 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 31,572	$ 5,299
Class C	2,219	342
Class R6	276	44
Class S	338,132	56,222
	$ 372,199	$ 61,907
In addition, for the year ended December 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided
DWS S&P 500 Index Fund	|	25

by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$ 165,139
Class C	31,394
Class S	376,359
$ 572,892
Distribution and Service Agreement. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), a subsidiary of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2021, the Distribution Fees were as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2021
Class C	$ 665,446	$ 58,294
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2021	Annual Rate
Class A	$ 524,000	$ 101,874.24%
Class C	221,689	37,715.25%
	$ 745,689	$ 139,589
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2021 aggregated $18,692.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares
26	|	DWS S&P 500 Index Fund

redeemed for Class C. For the year ended December 31, 2021, the CDSC for Class C shares aggregated $2,480. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,125, of which $360 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.	Funds Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	893,906	$ 37,052,962	1,229,155	$ 40,380,362
Class C	155,353	6,396,719	404,556	12,574,428
Class R6	34,945	1,349,167	27,942	961,370
Class S	858,312	35,719,594	1,199,307	38,688,013
		$ 80,518,442		$ 92,604,173
Shares issued to shareholders in reinvestment of distributions
Class A	270,561	$ 11,794,843	338,868	$ 11,736,984
Class C	98,995	4,329,034	143,008	4,973,624
Class R6	5,139	224,135	4,034	140,400
Class S	1,187,665	51,794,257	1,512,303	52,300,605
		$ 68,142,269		$ 69,151,613
Shares redeemed
Class A	(1,096,068)	$ (45,364,285)	(1,912,773)	$ (62,672,335)
Class C	(445,472)	(18,474,784)	(809,067)	(25,580,921)
Class R6	(5,145)	(209,473)	(9,049)	(303,685)
Class S	(2,053,884)	(85,621,335)	(3,526,331)	(115,750,948)
		$ (149,669,877)		$ (204,307,889)
DWS S&P 500 Index Fund	|	27

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	68,399	$ 3,483,520	(344,750)	$ (10,554,989)
Class C	(191,124)	(7,749,031)	(261,503)	(8,032,869)
Class R6	34,939	1,363,829	22,927	798,085
Class S	(7,907)	1,892,516	(814,721)	(24,762,330)
		$ (1,009,166)		$ (42,552,103)
D.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Funds' accounting and financial reporting.
28	|	DWS S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Institutional Funds and Shareholders of DWS S&P 500 Index Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS S&P 500 Index Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Institutional Funds) (the “Trust” ) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Institutional Funds) at December 31, 2021, the results of its operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
DWS S&P 500 Index Fund	|	29

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 24, 2022
30	|	DWS S&P 500 Index Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS S&P 500 Index Fund	|	31

Expenses and Value of a $1,000 Investment
for the six months ended December 31, 2021 (Unaudited)

Actual Fund Return*	Class A	Class C	Class R6	Class S
Beginning Account Value 7/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/21	$1,113.60	$1,109.60	$1,115.30	$1,115.00
Expenses Paid per $1,000**	$ 2.88	$ 6.65	$ 1.17	$ 1.55
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S
Beginning Account Value 7/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/21	$1,022.48	$1,018.90	$1,024.10	$1,023.74
Expenses Paid per $1,000**	$ 2.75	$ 6.36	$ 1.12	$ 1.48
*	Expenses include amounts allocated proportionally from the master portfolio.
**	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class R6	Class S
DWS S&P 500 Index Fund	.54%	1.25%	.22%	.29%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
The Fund paid distributions of $1.98 per share from net long-term capital gains during its year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $62,653,000 as capital gain dividends for its year ended December 31, 2021.
For corporate shareholders, 97% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $15,956,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
32	|	DWS S&P 500 Index Fund

(The following financial statements of the Deutsche DWS Equity 500 Index Portfolio should be read in conjunction with the Fund’s financial statements.)
Deutsche DWS Equity 500 Index Portfolio	|	33

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 98.6%
Communication Services 10.0%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	349,166	8,589,484
Lumen Technologies, Inc. (a)	45,375	569,456
Verizon Communications, Inc.	203,471	10,572,353
		19,731,293
Entertainment 1.6%
Activision Blizzard, Inc.	38,596	2,567,792
Electronic Arts, Inc.	13,839	1,825,364
Live Nation Entertainment, Inc.*	6,494	777,267
Netflix, Inc.*	21,689	13,066,321
Take-Two Interactive Software, Inc.*	5,611	997,187
Walt Disney Co.*	88,864	13,764,145
		32,998,076
Interactive Media & Services 6.2%
Alphabet, Inc. “A” *	14,734	42,684,987
Alphabet, Inc. “C” *	13,704	39,653,757
Match Group, Inc.*	14,077	1,861,683
Meta Platforms, Inc. “A” *	115,936	38,995,074
Twitter, Inc.*	39,616	1,712,204
		124,907,705
Media 1.0%
Charter Communications, Inc. “A” *	6,028	3,930,075
Comcast Corp. “A”	222,687	11,207,837
Discovery, Inc. “A” * (a)	8,658	203,809
Discovery, Inc. “C” * (a)	15,502	354,996
DISH Network Corp. “A” *	12,530	406,473
Fox Corp. “A”	16,233	598,998
Fox Corp. “B”	7,728	264,839
Interpublic Group of Companies, Inc.	19,896	745,105
News Corp. “A”	19,680	439,061
News Corp. “B”	5,883	132,367
Omnicom Group, Inc. (a)	10,445	765,305
ViacomCBS, Inc. “B”	29,710	896,648
		19,945,513
Wireless Telecommunication Services 0.2%
T-Mobile U.S., Inc.*	28,797	3,339,876
The accompanying notes are an integral part of the financial statements.
34	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Consumer Discretionary 12.4%
Auto Components 0.1%
Aptiv PLC*	13,383	2,207,526
BorgWarner, Inc.	12,199	549,809
		2,757,335
Automobiles 2.5%
Ford Motor Co.	190,902	3,965,035
General Motors Co.*	71,358	4,183,720
Tesla, Inc.*	39,848	42,110,569
		50,259,324
Distributors 0.1%
Genuine Parts Co.	7,014	983,363
LKQ Corp.	13,420	805,602
Pool Corp.	1,973	1,116,718
		2,905,683
Hotels, Restaurants & Leisure 1.9%
Booking Holdings, Inc.*	2,000	4,798,460
Caesars Entertainment, Inc.* (a)	10,551	986,835
Carnival Corp.* (a)	40,393	812,707
Chipotle Mexican Grill, Inc.*	1,393	2,435,312
Darden Restaurants, Inc.	6,379	960,933
Domino’s Pizza, Inc.	1,761	993,785
Hilton Worldwide Holdings, Inc.*	13,336	2,080,283
Las Vegas Sands Corp.*	16,429	618,388
Marriott International, Inc. “A” *	13,467	2,225,287
McDonald’s Corp.	36,606	9,812,970
MGM Resorts International	19,430	872,018
Norwegian Cruise Line Holdings Ltd.* (a)	19,093	395,989
Penn National Gaming, Inc.* (a)	8,255	428,022
Royal Caribbean Cruises Ltd.* (a)	11,075	851,667
Starbucks Corp.	57,736	6,753,380
Wynn Resorts Ltd.*	5,313	451,818
Yum! Brands, Inc.	14,443	2,005,555
		37,483,409
Household Durables 0.4%
D.R. Horton, Inc.	16,103	1,746,370
Garmin Ltd.	7,565	1,030,126
Lennar Corp. “A”	13,535	1,572,226
Mohawk Industries, Inc.*	2,755	501,906
Newell Brands, Inc.	19,210	419,546
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	35

	Shares	Value ($)
NVR, Inc.*	150	886,330
PulteGroup, Inc.	12,629	721,874
Whirlpool Corp. (a)	3,033	711,724
		7,590,102
Internet & Direct Marketing Retail 3.8%
Amazon.com, Inc.*	21,388	71,314,864
eBay, Inc.	30,848	2,051,392
Etsy, Inc.*	6,290	1,377,132
Expedia Group, Inc.*	7,130	1,288,534
		76,031,922
Leisure Products 0.0%
Hasbro, Inc.	6,513	662,893
Multiline Retail 0.5%
Dollar General Corp.	11,504	2,712,988
Dollar Tree, Inc.*	10,735	1,508,482
Target Corp.	23,834	5,516,141
		9,737,611
Specialty Retail 2.4%
Advance Auto Parts, Inc.	3,175	761,619
AutoZone, Inc.*	1,034	2,167,667
Bath & Body Works, Inc.	12,804	893,591
Best Buy Co., Inc.	10,889	1,106,323
CarMax, Inc.*	7,628	993,395
Home Depot, Inc.	51,837	21,512,873
Lowe’s Companies, Inc.	33,963	8,778,756
O’Reilly Automotive, Inc.*	3,262	2,303,722
Ross Stores, Inc.	16,925	1,934,189
The Gap, Inc.	10,491	185,166
TJX Companies, Inc.	59,252	4,498,412
Tractor Supply Co.	5,655	1,349,283
Ulta Beauty, Inc.*	2,642	1,089,402
		47,574,398
Textiles, Apparel & Luxury Goods 0.7%
NIKE, Inc. “B”	62,512	10,418,875
PVH Corp.	3,546	378,181
Ralph Lauren Corp.	2,374	282,174
Tapestry, Inc.	13,212	536,407
Under Armour, Inc. “A” *	9,570	202,788
The accompanying notes are an integral part of the financial statements.
36	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Under Armour, Inc. “C” *	11,629	209,787
VF Corp.	16,266	1,190,997
		13,219,209
Consumer Staples 5.8%
Beverages 1.4%
Brown-Forman Corp. “B”	9,223	671,988
Coca-Cola Co.	190,768	11,295,373
Constellation Brands, Inc. “A”	8,054	2,021,312
Molson Coors Beverage Co. “B” (a)	9,379	434,717
Monster Beverage Corp.*	18,652	1,791,338
PepsiCo, Inc.	67,939	11,801,684
		28,016,412
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	21,722	12,331,579
Kroger Co. (a)	33,025	1,494,712
Sysco Corp.	25,217	1,980,795
Walgreens Boots Alliance, Inc.	35,501	1,851,732
Walmart, Inc.	69,814	10,101,388
		27,760,206
Food Products 0.8%
Archer-Daniels-Midland Co.	27,499	1,858,657
Campbell Soup Co.	10,294	447,377
Conagra Brands, Inc.	24,006	819,805
General Mills, Inc.	30,038	2,023,961
Hormel Foods Corp. (a)	13,578	662,742
J M Smucker Co.	4,910	666,876
Kellogg Co.	12,679	816,781
Kraft Heinz Co.	35,289	1,266,875
Lamb Weston Holdings, Inc.	7,479	474,019
McCormick & Co., Inc.	12,173	1,176,034
Mondelez International, Inc. “A”	68,018	4,510,274
The Hershey Co.	7,178	1,388,728
Tyson Foods, Inc. “A”	14,450	1,259,462
		17,371,591
Household Products 1.4%
Church & Dwight Co., Inc.	11,913	1,221,083
Clorox Co.	6,038	1,052,786
Colgate-Palmolive Co.	40,951	3,494,758
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	37

	Shares	Value ($)
Kimberly-Clark Corp.	16,707	2,387,764
Procter & Gamble Co. (a)	118,818	19,436,248
		27,592,639
Personal Products 0.2%
Estee Lauder Companies, Inc. “A”	11,292	4,180,298
Tobacco 0.6%
Altria Group, Inc.	89,363	4,234,913
Philip Morris International, Inc.	75,995	7,219,525
		11,454,438
Energy 2.6%
Energy Equipment & Services 0.2%
Baker Hughes Co.	43,075	1,036,384
Halliburton Co.	44,792	1,024,393
Schlumberger NV	68,927	2,064,364
		4,125,141
Oil, Gas & Consumable Fuels 2.4%
APA Corp.	17,180	461,970
Chevron Corp.	94,568	11,097,555
ConocoPhillips	64,439	4,651,207
Coterra Energy, Inc.	40,376	767,144
Devon Energy Corp.	30,582	1,347,137
Diamondback Energy, Inc. (a)	8,525	919,421
EOG Resources, Inc.	28,903	2,567,454
Exxon Mobil Corp.	207,784	12,714,303
Hess Corp.	13,577	1,005,105
Kinder Morgan, Inc.	95,764	1,518,817
Marathon Oil Corp.	37,134	609,740
Marathon Petroleum Corp.	29,508	1,888,217
Occidental Petroleum Corp.	44,093	1,278,256
ONEOK, Inc.	20,936	1,230,199
Phillips 66	21,614	1,566,151
Pioneer Natural Resources Co.	11,279	2,051,425
Valero Energy Corp.	20,071	1,507,533
Williams Companies, Inc.	57,723	1,503,107
		48,684,741
Financials 10.5%
Banks 3.9%
Bank of America Corp.	353,816	15,741,274
Citigroup, Inc.	97,189	5,869,244
Citizens Financial Group, Inc.	20,771	981,430
The accompanying notes are an integral part of the financial statements.
38	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Comerica, Inc.	5,789	503,643
Fifth Third Bancorp.	33,435	1,456,094
First Republic Bank	8,914	1,840,830
Huntington Bancshares, Inc. (a)	71,049	1,095,575
JPMorgan Chase & Co.	145,120	22,979,752
KeyCorp.	46,639	1,078,760
M&T Bank Corp.	5,959	915,183
People’s United Financial, Inc.	21,143	376,768
PNC Financial Services Group, Inc.	20,661	4,142,944
Regions Financial Corp.	46,897	1,022,355
Signature Bank	2,973	961,676
SVB Financial Group*	2,905	1,970,287
Truist Financial Corp.	64,655	3,785,550
U.S. Bancorp.	66,786	3,751,370
Wells Fargo & Co.	195,467	9,378,507
Zions Bancorp. NA	7,614	480,900
		78,332,142
Capital Markets 2.9%
Ameriprise Financial, Inc.	5,510	1,662,147
Bank of New York Mellon Corp.	37,407	2,172,598
BlackRock, Inc.	6,993	6,402,511
Cboe Global Markets, Inc.	5,238	683,035
Charles Schwab Corp.	73,509	6,182,107
CME Group, Inc.	17,482	3,993,938
FactSet Research Systems, Inc.	1,860	903,979
Franklin Resources, Inc. (a)	13,576	454,660
Intercontinental Exchange, Inc.	27,379	3,744,626
Invesco Ltd.	16,955	390,304
MarketAxess Holdings, Inc.	1,880	773,188
Moody’s Corp.	8,026	3,134,795
Morgan Stanley	70,223	6,893,090
MSCI, Inc.	4,100	2,512,029
Nasdaq, Inc.	5,794	1,216,798
Northern Trust Corp.	9,788	1,170,743
Raymond James Financial, Inc.	9,283	932,013
S&P Global, Inc.	11,794	5,565,942
State Street Corp.	18,174	1,690,182
T. Rowe Price Group, Inc.	11,066	2,176,018
The Goldman Sachs Group, Inc.	16,586	6,344,974
		58,999,677
Consumer Finance 0.6%
American Express Co.	30,569	5,001,089
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	39

	Shares	Value ($)
Capital One Financial Corp.	20,688	3,001,622
Discover Financial Services	14,420	1,666,375
Synchrony Financial	26,762	1,241,489
		10,910,575
Diversified Financial Services 1.3%
Berkshire Hathaway, Inc. “B” *	89,881	26,874,419
Insurance 1.8%
Aflac, Inc.	29,756	1,737,454
Allstate Corp.	13,790	1,622,393
American International Group, Inc.	40,960	2,328,986
Aon PLC “A”	10,744	3,229,217
Arthur J. Gallagher & Co.	9,857	1,672,437
Assurant, Inc.	2,766	431,109
Brown & Brown, Inc.	11,392	800,630
Chubb Ltd.	21,310	4,119,436
Cincinnati Financial Corp.	7,529	857,779
Everest Re Group Ltd.	1,875	513,600
Globe Life, Inc.	4,388	411,243
Hartford Financial Services Group, Inc.	16,637	1,148,618
Lincoln National Corp.	8,518	581,439
Loews Corp.	9,751	563,218
Marsh & McLennan Companies, Inc.	24,910	4,329,856
MetLife, Inc.	35,305	2,206,209
Principal Financial Group, Inc.	12,223	884,089
Progressive Corp.	28,306	2,905,611
Prudential Financial, Inc.	18,720	2,026,253
Travelers Companies, Inc.	12,153	1,901,094
W.R. Berkley Corp.	6,648	547,729
Willis Towers Watson PLC	6,162	1,463,413
		36,281,813
Health Care 13.1%
Biotechnology 1.8%
AbbVie, Inc.	86,823	11,755,834
Amgen, Inc.	27,544	6,196,574
Biogen, Inc.*	7,197	1,726,704
Gilead Sciences, Inc.	61,160	4,440,828
Incyte Corp.*	9,436	692,602
Moderna, Inc.*	17,294	4,392,330
Regeneron Pharmaceuticals, Inc.*	5,204	3,286,430
Vertex Pharmaceuticals, Inc.*	12,503	2,745,659
		35,236,961
The accompanying notes are an integral part of the financial statements.
40	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	86,909	12,231,573
ABIOMED, Inc.*	2,289	822,140
Align Technology, Inc.*	3,593	2,361,248
Baxter International, Inc.	23,976	2,058,100
Becton, Dickinson & Co.	14,209	3,573,279
Boston Scientific Corp.*	70,462	2,993,226
Danaher Corp.	31,168	10,254,584
DENTSPLY SIRONA, Inc.	11,042	616,033
DexCom, Inc.* (a)	4,800	2,577,360
Edwards Lifesciences Corp.*	30,874	3,999,727
Hologic, Inc.*	12,642	967,871
IDEXX Laboratories, Inc.*	4,104	2,702,320
Intuitive Surgical, Inc.*	17,374	6,242,478
Medtronic PLC	65,854	6,812,596
ResMed, Inc.	7,226	1,882,228
STERIS PLC (a)	4,892	1,190,762
Stryker Corp.	16,347	4,371,515
Teleflex, Inc.	2,361	775,541
The Cooper Companies, Inc.	2,413	1,010,902
West Pharmaceutical Services, Inc.	3,658	1,715,639
Zimmer Biomet Holdings, Inc. (a)	10,156	1,290,218
		70,449,340
Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	7,481	994,150
Anthem, Inc.	11,972	5,549,501
Cardinal Health, Inc.	13,844	712,828
Centene Corp.*	28,891	2,380,618
Cigna Corp.	16,301	3,743,199
CVS Health Corp.	64,623	6,666,509
DaVita, Inc.*	3,098	352,429
HCA Healthcare, Inc.	11,807	3,033,454
Henry Schein, Inc.*	6,582	510,302
Humana, Inc.	6,219	2,884,745
Laboratory Corp. of America Holdings*	4,684	1,471,760
McKesson Corp.	7,488	1,861,292
Quest Diagnostics, Inc.	6,042	1,045,326
UnitedHealth Group, Inc.	46,228	23,212,928
Universal Health Services, Inc. “B”	3,686	477,927
		54,896,968
Health Care Technology 0.1%
Cerner Corp.	14,336	1,331,385
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	41

	Shares	Value ($)
Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	15,042	2,401,455
Bio-Rad Laboratories, Inc. “A” *	1,053	795,615
Bio-Techne Corp.	1,897	981,394
Charles River Laboratories International, Inc.*	2,542	957,775
Illumina, Inc.*	7,692	2,926,345
IQVIA Holdings, Inc.*	9,490	2,677,509
Mettler-Toledo International, Inc.*	1,124	1,907,664
PerkinElmer, Inc.	5,964	1,199,122
Thermo Fisher Scientific, Inc.	19,314	12,887,073
Waters Corp.*	3,019	1,124,879
		27,858,831
Pharmaceuticals 3.6%
Bristol-Myers Squibb Co.	108,441	6,761,296
Catalent, Inc.*	8,382	1,073,147
Eli Lilly & Co.	38,989	10,769,542
Johnson & Johnson	129,257	22,111,995
Merck & Co., Inc.	123,359	9,454,234
Organon & Co.	12,747	388,146
Pfizer, Inc.	275,655	16,277,428
Viatris, Inc.	61,111	826,832
Zoetis, Inc.	23,113	5,640,265
		73,302,885
Industrials 7.7%
Aerospace & Defense 1.3%
Boeing Co.*	27,321	5,500,264
General Dynamics Corp.	11,528	2,403,242
Howmet Aerospace, Inc.	18,697	595,125
Huntington Ingalls Industries, Inc.	2,030	379,082
L3Harris Technologies, Inc.	9,662	2,060,325
Lockheed Martin Corp.	12,083	4,294,419
Northrop Grumman Corp.	7,343	2,842,255
Raytheon Technologies Corp.	73,226	6,301,830
Textron, Inc.	10,752	830,054
TransDigm Group, Inc.* (a)	2,603	1,656,237
		26,862,833
Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	5,932	638,461
Expeditors International of Washington, Inc.	7,948	1,067,337
The accompanying notes are an integral part of the financial statements.
42	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
FedEx Corp.	11,846	3,063,850
United Parcel Service, Inc. “B”	35,748	7,662,226
		12,431,874
Airlines 0.2%
Alaska Air Group, Inc.*	6,220	324,062
American Airlines Group, Inc.* (a)	32,448	582,766
Delta Air Lines, Inc.*	31,367	1,225,822
Southwest Airlines Co.*	29,047	1,244,374
United Airlines Holdings, Inc.*	15,507	678,896
		4,055,920
Building Products 0.5%
A.O. Smith Corp.	6,355	545,577
Allegion PLC	4,333	573,863
Carrier Global Corp.	41,756	2,264,845
Fortune Brands Home & Security, Inc.	6,607	706,288
Johnson Controls International PLC	34,425	2,799,097
Masco Corp.	12,317	864,900
Trane Technologies PLC	11,442	2,311,627
		10,066,197
Commercial Services & Supplies 0.4%
Cintas Corp.	4,281	1,897,211
Copart, Inc.*	10,577	1,603,685
Republic Services, Inc.	10,419	1,452,929
Rollins, Inc.	11,123	380,518
Waste Management, Inc.	18,694	3,120,028
		8,454,371
Construction & Engineering 0.1%
Quanta Services, Inc.	7,197	825,208
Electrical Equipment 0.6%
AMETEK, Inc.	11,004	1,618,028
Eaton Corp. PLC	19,335	3,341,475
Emerson Electric Co.	29,287	2,722,812
Generac Holdings, Inc.*	3,168	1,114,883
Rockwell Automation, Inc. (a)	5,759	2,009,027
		10,806,225
Industrial Conglomerates 1.0%
3M Co.	28,163	5,002,594
General Electric Co.	53,585	5,062,175
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	43

	Shares	Value ($)
Honeywell International, Inc.	33,746	7,036,378
Roper Technologies, Inc.	5,218	2,566,526
		19,667,673
Machinery 1.5%
Caterpillar, Inc.	26,431	5,464,345
Cummins, Inc.	6,820	1,487,715
Deere & Co.	13,779	4,724,681
Dover Corp.	7,053	1,280,825
Fortive Corp.	17,566	1,340,110
IDEX Corp.	3,833	905,814
Illinois Tool Works, Inc.	13,916	3,434,469
Ingersoll Rand, Inc.	20,292	1,255,466
Otis Worldwide Corp.	21,137	1,840,399
PACCAR, Inc.	17,138	1,512,600
Parker-Hannifin Corp.	6,358	2,022,607
Pentair PLC	8,430	615,643
Snap-on, Inc. (a)	2,387	514,112
Stanley Black & Decker, Inc.	8,129	1,533,292
Westinghouse Air Brake Technologies Corp.	8,999	828,898
Xylem, Inc.	9,050	1,085,276
		29,846,252
Professional Services 0.4%
Equifax, Inc.	6,050	1,771,379
IHS Markit Ltd.	19,803	2,632,215
Jacobs Engineering Group, Inc.	6,013	837,190
Leidos Holdings, Inc.	7,099	631,101
Nielsen Holdings PLC	17,955	368,257
Robert Half International, Inc.	5,409	603,212
Verisk Analytics, Inc.	8,019	1,834,186
		8,677,540
Road & Rail 0.9%
CSX Corp.	109,539	4,118,666
J.B. Hunt Transport Services, Inc.	4,220	862,568
Norfolk Southern Corp.	12,011	3,575,795
Old Dominion Freight Line, Inc.	4,457	1,597,300
Union Pacific Corp.	31,559	7,950,659
		18,104,988
Trading Companies & Distributors 0.2%
Fastenal Co.	28,608	1,832,628
The accompanying notes are an integral part of the financial statements.
44	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
United Rentals, Inc.*	3,557	1,181,956
W.W. Grainger, Inc.	2,160	1,119,398
		4,133,982
Information Technology 28.8%
Communications Equipment 0.9%
Arista Networks, Inc.*	11,108	1,596,775
Cisco Systems, Inc.	206,540	13,088,440
F5, Inc.*	3,054	747,344
Juniper Networks, Inc.	16,549	590,965
Motorola Solutions, Inc.	8,390	2,279,563
		18,303,087
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp. “A”	29,496	2,579,720
CDW Corp.	6,474	1,325,745
Corning, Inc.	38,169	1,421,032
IPG Photonics Corp.*	1,814	312,262
Keysight Technologies, Inc.*	9,063	1,871,600
TE Connectivity Ltd.	16,020	2,584,667
Teledyne Technologies, Inc.*	2,165	945,867
Trimble, Inc.*	12,311	1,073,396
Zebra Technologies Corp. “A” *	2,634	1,567,757
		13,682,046
IT Services 4.4%
Accenture PLC “A”	31,030	12,863,487
Akamai Technologies, Inc.*	7,847	918,413
Automatic Data Processing, Inc. (a)	20,786	5,125,412
Broadridge Financial Solutions, Inc.	5,678	1,038,052
Cognizant Technology Solutions Corp. “A”	26,120	2,317,366
DXC Technology Co.*	12,779	411,356
EPAM Systems, Inc.*	2,814	1,881,018
Fidelity National Information Services, Inc.	29,528	3,222,981
Fiserv, Inc.* (a)	29,130	3,023,403
FleetCor Technologies, Inc.*	4,037	903,642
Gartner, Inc.*	4,045	1,352,324
Global Payments, Inc.	14,227	1,923,206
International Business Machines Corp.	43,714	5,842,813
Jack Henry & Associates, Inc.	3,585	598,659
Mastercard, Inc. “A”	42,509	15,274,334
Paychex, Inc.	15,810	2,158,065
PayPal Holdings, Inc.*	57,432	10,830,527
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	45

	Shares	Value ($)
VeriSign, Inc.*	4,694	1,191,431
Visa, Inc. “A” (a)	82,166	17,806,194
		88,682,683
Semiconductors & Semiconductor Equipment 6.3%
Advanced Micro Devices, Inc.*	59,206	8,519,743
Analog Devices, Inc.	26,212	4,607,283
Applied Materials, Inc.	44,202	6,955,627
Broadcom, Inc.	20,170	13,421,320
Enphase Energy, Inc.*	6,636	1,213,990
Intel Corp.	199,549	10,276,774
KLA Corp.	7,356	3,163,889
Lam Research Corp.	6,873	4,942,718
Microchip Technology, Inc.	27,497	2,393,889
Micron Technology, Inc.	54,563	5,082,543
Monolithic Power Systems, Inc.	2,154	1,062,633
NVIDIA Corp.	122,598	36,057,298
NXP Semiconductors NV	12,843	2,925,379
Qorvo, Inc.*	5,496	859,519
QUALCOMM, Inc.	54,929	10,044,866
Skyworks Solutions, Inc.	8,179	1,268,890
SolarEdge Technologies, Inc.*	2,576	722,748
Teradyne, Inc.	8,083	1,321,813
Texas Instruments, Inc.	45,320	8,541,460
Xilinx, Inc.	11,986	2,541,392
		125,923,774
Software 9.4%
Adobe, Inc.*	23,266	13,193,218
ANSYS, Inc.*	4,152	1,665,450
Autodesk, Inc.*	10,777	3,030,385
Cadence Design Systems, Inc.*	13,777	2,567,344
Ceridian HCM Holding, Inc.*	6,731	703,120
Citrix Systems, Inc.	6,233	589,579
Fortinet, Inc.* (a)	6,715	2,413,371
Intuit, Inc.	13,871	8,922,105
Microsoft Corp.	368,139	123,812,509
NortonLifeLock, Inc. (a)	28,977	752,822
Oracle Corp.	79,105	6,898,747
Paycom Software, Inc.*	2,397	995,210
PTC, Inc.*	5,347	647,789
salesforce.com, Inc.*	47,926	12,179,434
ServiceNow, Inc.*	9,679	6,282,736
The accompanying notes are an integral part of the financial statements.
46	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Synopsys, Inc.*	7,561	2,786,229
Tyler Technologies, Inc.*	2,040	1,097,418
		188,537,466
Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.	764,410	135,736,284
Hewlett Packard Enterprise Co.	65,430	1,031,831
HP, Inc.	56,718	2,136,567
NetApp, Inc.	11,152	1,025,873
Seagate Technology Holdings PLC (a)	10,045	1,134,884
Western Digital Corp.*	14,791	964,521
		142,029,960
Materials 2.5%
Chemicals 1.7%
Air Products & Chemicals, Inc.	10,739	3,267,448
Albemarle Corp.	5,781	1,351,424
Celanese Corp.	5,453	916,431
CF Industries Holdings, Inc.	9,674	684,726
Corteva, Inc.	36,267	1,714,704
Dow, Inc.	36,151	2,050,485
DuPont de Nemours, Inc.	25,359	2,048,500
Eastman Chemical Co.	6,607	798,852
Ecolab, Inc.	12,377	2,903,520
FMC Corp.	6,160	676,922
International Flavors & Fragrances, Inc.	12,601	1,898,341
Linde PLC*	25,138	8,708,557
LyondellBasell Industries NV “A”	12,987	1,197,791
PPG Industries, Inc.	11,747	2,025,653
Sherwin-Williams Co.	11,794	4,153,375
The Mosaic Co.	18,412	723,408
		35,120,137
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,945	1,297,332
Vulcan Materials Co.	6,264	1,300,281
		2,597,613
Containers & Packaging 0.3%
Amcor PLC	71,097	853,875
Avery Dennison Corp.	4,056	878,408
Ball Corp.	16,034	1,543,593
International Paper Co.	18,815	883,929
Packaging Corp. of America	4,766	648,891
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	47

	Shares	Value ($)
Sealed Air Corp.	6,479	437,138
Westrock Co.	13,430	595,755
		5,841,589
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	72,787	3,037,401
Newmont Corp.	38,407	2,382,002
Nucor Corp.	14,138	1,613,853
		7,033,256
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITs) 2.6%
Alexandria Real Estate Equities, Inc.	6,910	1,540,654
American Tower Corp.	22,226	6,501,105
AvalonBay Communities, Inc.	6,874	1,736,304
Boston Properties, Inc. (a)	6,844	788,292
Crown Castle International Corp. (a)	21,049	4,393,768
Digital Realty Trust, Inc.	14,004	2,476,888
Duke Realty Corp.	18,905	1,240,924
Equinix, Inc.	4,410	3,730,154
Equity Residential	16,953	1,534,247
Essex Property Trust, Inc.	3,258	1,147,565
Extra Space Storage, Inc.	6,608	1,498,232
Federal Realty Investment Trust	3,536	482,028
Healthpeak Properties, Inc.	26,026	939,278
Host Hotels & Resorts, Inc.*	35,747	621,640
Iron Mountain, Inc.	14,633	765,745
Kimco Realty Corp.	30,383	748,941
Mid-America Apartment Communities, Inc.	5,598	1,284,405
Prologis, Inc.	36,058	6,070,725
Public Storage	7,472	2,798,712
Realty Income Corp.	27,972	2,002,515
Regency Centers Corp. (a)	7,439	560,529
SBA Communications Corp.	5,316	2,068,030
Simon Property Group, Inc.	16,243	2,595,144
UDR, Inc.	14,437	866,076
Ventas, Inc.	19,792	1,011,767
Vornado Realty Trust	7,927	331,824
Welltower, Inc.	21,465	1,841,053
Weyerhaeuser Co.	37,002	1,523,742
		53,100,287
Real Estate Management & Development 0.1%
CBRE Group, Inc. “A” *	16,639	1,805,498
The accompanying notes are an integral part of the financial statements.
48	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Utilities 2.5%
Electric Utilities 1.6%
Alliant Energy Corp.	12,471	766,592
American Electric Power Co., Inc.	24,880	2,213,574
Duke Energy Corp.	37,480	3,931,652
Edison International	19,020	1,298,115
Entergy Corp.	10,091	1,136,751
Evergy, Inc.	11,153	765,207
Eversource Energy	17,009	1,547,479
Exelon Corp. (a)	48,431	2,797,375
FirstEnergy Corp.	25,392	1,056,053
NextEra Energy, Inc.	96,259	8,986,740
NRG Energy, Inc. (a)	12,513	539,060
Pinnacle West Capital Corp.	5,708	402,928
PPL Corp.	37,013	1,112,611
Southern Co.	51,432	3,527,206
Xcel Energy, Inc.	26,706	1,807,996
		31,889,339
Gas Utilities 0.0%
Atmos Energy Corp.	6,714	703,426
Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	32,073	779,374
Multi-Utilities 0.7%
Ameren Corp.	12,877	1,146,182
CenterPoint Energy, Inc.	31,062	866,940
CMS Energy Corp.	13,377	870,174
Consolidated Edison, Inc.	17,361	1,481,241
Dominion Energy, Inc.	39,184	3,078,295
DTE Energy Co.	9,482	1,133,478
NiSource, Inc.	19,694	543,751
Public Service Enterprise Group, Inc.	24,837	1,657,373
Sempra Energy	15,815	2,092,008
WEC Energy Group, Inc.	15,650	1,519,146
		14,388,588
Water Utilities 0.1%
American Water Works Co., Inc.	8,986	1,697,096
Total Common Stocks (Cost $452,869,516)		1,978,853,093

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	49

	Principal Amount ($)	Value ($)
Government & Agency Obligations 0.1%
U.S. Treasury Obligations
U.S. Treasury Bills, 0.038% (b), 1/27/2022 (c) (Cost $2,659,928)	2,660,000	2,659,951
	Shares	Value ($)
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (d) (e) (Cost $12,413,546)	12,413,546	12,413,546
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 0.05% (d) (Cost $25,082,012)	25,082,012	25,082,012
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $493,025,002)	100.6	2,019,008,602
Other Assets and Liabilities, Net	(0.6)	(11,415,234)
Net Assets	100.0	2,007,593,368
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (d) (e)
2,228,289	10,185,257 (f)	—	—	—	24,769	—	12,413,546	12,413,546
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 0.05% (d)
26,880,974	203,487,591	205,286,553	—	—	5,083	—	25,082,012	25,082,012
29,109,263	213,672,848	205,286,553	—	—	29,852	—	37,495,558	37,495,558
*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.
50	|	Deutsche DWS Equity 500 Index Portfolio

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $12,111,992, which is 0.6% of net assets.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	At December 31, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.
At December 31, 2021, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/18/2022	118	27,335,043	28,075,150	740,107
Currency Abbreviation(s)

USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	51

Fair Value Measurements
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Portfolio’s investments. For information on the Portfolio’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,978,853,093	$ —	$—	$1,978,853,093
Government & Agency Obligations	—	2,659,951	—	2,659,951
Short-Term Investments (a)	37,495,558	—	—	37,495,558
Derivatives (b)
Futures Contracts	740,107	—	—	740,107
Total	$2,017,088,758	$2,659,951	$ —	$2,019,748,709
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
The accompanying notes are an integral part of the financial statements.
52	|	Deutsche DWS Equity 500 Index Portfolio

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $455,529,444) — including $12,111,992 of securities loaned	$ 1,981,513,044
Investment in DWS Government & Agency Securities Portfolio (cost $12,413,546)*	12,413,546
Investment in DWS Central Cash Management Government Fund (cost $25,082,012)	25,082,012
Cash	92,527
Dividends receivable	1,180,491
Interest receivable	1,593
Other assets	32,124
Total assets	2,020,315,337
Liabilities
Payable upon return of securities loaned	12,413,546
Payable for variation margin on futures contracts	81,076
Accrued management fee	83,786
Accrued Trustees' fees	10,725
Other accrued expenses and payables	132,836
Total liabilities	12,721,969
Net assets, at value	$ 2,007,593,368
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	53

Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $124,356)	$ 26,235,516
Interest	948
Income distributions — DWS Central Cash Management Government Fund	5,083
Securities lending income, net of borrower rebates	24,769
Total income	26,266,316
Expenses:
Management fee	933,091
Administration fee	559,855
Custodian fee	24,658
Professional fees	86,115
Reports to shareholders	24,678
Trustees' fees and expenses	64,185
Other	84,406
Total expenses	1,776,988
Net investment income	24,489,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	133,026,495
Futures	6,945,569
139,972,064
Change in net unrealized appreciation (depreciation) on:
Investments	302,901,742
Futures	173,050
303,074,792
Net gain (loss)	443,046,856
Net increase (decrease) in net assets resulting from operations	$ 467,536,184
The accompanying notes are an integral part of the financial statements.
54	|	Deutsche DWS Equity 500 Index Portfolio

Statements of Changes in Net Assets
Deutsche DWS Equity 500 Index Portfolio
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 24,489,328	$ 27,700,804
Net realized gain (loss)	139,972,064	151,111,582
Change in net unrealized appreciation (depreciation)	303,074,792	88,950,111
Net increase (decrease) in net assets resulting from operations	467,536,184	267,762,497
Capital transactions in shares of beneficial interest:
Proceeds from capital invested	34,499,150	62,270,039
Value of capital withdrawn	(224,576,589)	(292,415,144)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(190,077,439)	(230,145,105)
Increase (decrease) in net assets	277,458,745	37,617,392
Net assets at beginning of period	1,730,134,623	1,692,517,231
Net assets at end of period	$2,007,593,368	$1,730,134,623

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Equity 500 Index Portfolio	|	55

Financial Highlights
Deutsche DWS Equity 500 Index Portfolio
	Years Ended December 31,
	2021	2020	2019	2018	2017
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,008	1,730	1,693	1,457	1,788
Ratio of expenses (%)	.10	.10	.10	.10	.10
Ratio of net investment income (%)	1.31	1.76	1.93	1.90	1.93
Portfolio turnover rate (%)	2	4	3	3	6
Total investment return (%)[a]	28.53	18.15	31.34	(4.09) [b]	21.62
[a]	Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.
[b]	Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. Excluding this reimbursement, total return would have been .30% lower.
The accompanying notes are an integral part of the financial statements.
56	|	Deutsche DWS Equity 500 Index Portfolio

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as a diversified open-end management investment company organized as a New York trust.
The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a “feeder fund” ), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund” ) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio has two affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio’s net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2021, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 67% and 33%, respectively, of the Portfolio.
The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked
Deutsche DWS Equity 500 Index Portfolio	|	57

quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Debt securities are valued at prices supplied by independent pricing services approved by the Portfolio’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Portfolio to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Portfolio continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash and/or U.S. Treasury Securities
58	|	Deutsche DWS Equity 500 Index Portfolio

having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Portfolio is not able to recover securities lent, the Portfolio may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Portfolio had securities on loan which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.
It is intended that the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $522,208,695. The net unrealized appreciation for all investments based on tax cost was $1,496,799,907. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,542,678,092 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $45,878,185.
Deutsche DWS Equity 500 Index Portfolio	|	59

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.
B.	Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2021, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.
Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
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Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of December 31, 2021, is included in a table following the Portfolio’s Investment Portfolio. For the year ended December 31, 2021, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $27,291,000 to $33,525,000.
The following table summarizes the value of the Portfolio’s derivative instruments held as of December 31, 2021, presented by primary underlying risk exposure:
Assets Derivative	Futures Contracts
Equity Contracts (a)	$ 740,107
The above derivative is located in the following Statement of Assets and Liabilities account:
(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 6,945,569
The above derivative is located in the following Statement of Operations account:
(a)	Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 173,050
The above derivative is located in the following Statement of Operations account:
(a)	Change in net unrealized appreciation (depreciation) on futures
Deutsche DWS Equity 500 Index Portfolio	|	61

C.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $41,437,837 and $197,562,816, respectively.
D.	Related Parties
DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), serves as the investment manager to the Portfolio.
Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio’s sub-advisor. Northern Trust Investments, Inc. (“NTI” ) serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.
The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.05% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee (“Administration Fee” ) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $559,855, of which $50,272 is unpaid.
Other Service Fee. Under an agreement with the Portfolio, DIMA is compensated for providing regulatory filing services to the Portfolio. For the year ended December 31, 2021, the amount charged to the Portfolio by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $3,020, of which $251 is unpaid.
Trustees’ Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Portfolio may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund
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maintains a floating net asset value. The Portfolio indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Portfolio equal to the amount of the investment management fee payable on the Portfolio’s assets invested in DWS ESG Liquidity Fund.
E.	Line of Credit
The Portfolio and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Funds' accounting and financial reporting.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Holders of Beneficial Interest in Deutsche DWS Equity 500 Index Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of the Portfolio’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
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effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 24, 2022
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Advisory Agreement Board Considerations and Fee Evaluation
DWS S&P 500 Index Fund (the “Fund” ), a series of Deutsche DWS Institutional Funds, invests substantially all of its assets in Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ) in order to achieve its investment objective. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the “Portfolio Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and the sub-advisory agreement (the “Sub-Advisory Agreement” ) between DIMA and Northern Trust Investments, Inc. (“NTI” ), and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the “Fund Agreement”  and together with the Portfolio Agreement and the Sub-Advisory Agreement, the “Agreements” ) in September 2021. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the “Board”  or “Trustees.”
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—	During the entire process, all of the Portfolio’s and the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability from a fee consultant retained by the Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement,
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administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Portfolio and the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including NTI. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing
DWS S&P 500 Index Fund	|	67

poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).
Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules, the Portfolio’s sub-advisory fee schedule, the Fund’s operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.097% fees paid to DIMA under the respective administrative services agreements, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Portfolio. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees), which include Portfolio expenses allocated to the Fund, were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Portfolio and the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA
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indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Portfolio and the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Portfolio. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the Portfolio’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. In this regard, the Board observed that while the Portfolio’s and the Fund’s current investment management fee schedule does not include breakpoints, the Portfolio’s and the Fund’s fee schedule represents an appropriate sharing between the Portfolio and the Fund and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.
Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and to the Fund, any fees received by an affiliate of DIMA for transfer agency
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services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Portfolio’s and the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
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Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
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Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
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Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class A,C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS S&P 500 Index Fund	|	77

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S
Nasdaq Symbol	SXPAX	SXPCX	SCPIX
CUSIP Number	25159R 700	25159R 882	25159R 874
Fund Number	1001	1301	2301
For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	SXPRX
CUSIP Number	25159R 841
Fund Number	1621
78	|	DWS S&P 500 Index Fund

Notes

DSPF500IF-2
(R-025784-11 2/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS S&P 500 Index Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$33,191	$0	$10,366	$0
2020	$33,191	$0	$10,366	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$461,717	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$10,366	$461,717	$0	$472,083
2020	$10,366	$650,763	$0	$661,129

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Index Fund, a series of Deutsche DWS Institutional Funds

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/1/2022